INVESTMENT IN ASSOCIATE	12 Months Ended
Dec. 31, 2019
Investment In Associate
INVESTMENT IN ASSOCIATE

The investment in associate balance consists of:

	At December 31	At December 31
(in thousands)	2019	2018

Investment in associate-by investee:
GoviEx Uranium Inc (“GoviEx”)	$-	$5,582
	$-	$5,582

A summary of the investment in GoviEx is as follows:

(in thousands except share amounts)	Number of Common Shares

Balance-January 1, 2018	65,144,021	$5,305
Equity share of net loss	-	(472)
Dilution gain	-	749
Balance-December 31, 2018	65,144,021	$5,582

Equity share of net loss	-	(678)
Dilution gain	-	252
Deconsolidation of investment in GoviEx	-	(5,156)
Balance-December 31, 2019	65,144,021	$-

GoviEx is a mineral resource company focused on the exploration and development of its uranium properties located in Africa. GoviEx maintains a head office located in Canada and is a public company listed on the TSX Venture Exchange. At December 31, 2019, Denison holds an approximate 15.39% interest in GoviEx based on publicly available information (December 31, 2018: 16.21% and December 31, 2017: 18.72%) and has one director appointed to the GoviEx board of directors.

Through the voting power of its share ownership interest, its large warrant holdings and its seat on the board of directors, Denison had the ability to demonstrate significant influence over GoviEx and used the equity method to account for this investment up to September 30, 2019. On October 1, 2019 (the deconsolidation date), Denison discontinued use of the equity method based on a determination that Denison’s influence over GoviEx was no longer demonstrable as significant - due to the expiry of its warrant holdings and an increased ownership interest in GoviEx’s main subsidiary by the Government of Niger during GoviEx’s third quarter of 2019.

On the deconsolidation date, Denison classified its equity investment in GoviEx as FVTPL. As a result, Denison recognized a gain of $5,267,000 which represents the excess of the fair value of the investment on that date ($10,423,000) as compared to the investment’s carrying value under the equity method ($5,156,000).

The following table is a summary of the consolidated financial information of GoviEx on a 100% basis, up to September 30, 2019, taking into account adjustments made by Denison for equity accounting purposes for fair value adjustments and differences in accounting policy. Prior to the deconsolidation date, Denison recorded its equity investment entries in GoviEx one quarter in arrears (due to the information not yet being publicly available), adjusted for any material publicly disclosed share issuance transactions that occurred up to the quarter end date on which Denison is reporting. A reconciliation of GoviEx’s summarized information to Denison’s investment carrying value, for the period when equity accounting was used, is also included.

	At September 30	At December 31
(in thousands of USD dollars)	2019	2018

Total current assets	$4,559	$4,800
Total non-current assets	32,418	32,432
Total current liabilities	(8,222)	(8,315)
Total net assets	$28,755	$28,917

	Nine Months Ended	Twelve Months Ended
(in thousands of USD dollars)	September 30, 2019	December 31, 2018

Revenue	$-	$-
Net loss	(3,202)	(1,892)
Comprehensive loss	(3,202)	(1,892)

(in thousands)	At September 30, 2019	At December 31, 2018
Reconciliation of GoviEx net assets to Denison investment carrying value:
Net assets of GoviEx – beginning of period - USD	$28,917	$23,604
Share issue proceeds	2,474	6,654
Contributed surplus change	86	74
Share-based payment reserve change	480	477
Deficit changes
Net loss	(3,202)	(1,892)
Net assets of GoviEx – end of period – USD	$28,755	$28,917
Denison ownership interest	15.39%	16.21%
Denison share of net assets of GoviEx	4,425	4,687
Other adjustments	(343)	(283)
Investment in GoviEx – USD	4,082	4,404
At historical exchange rate	1.2631	1.2675
Investment in GoviEx – end of period - CAD	$5,156	$5,582